U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2004

Commission file number 1-12793

STARTEK, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	84-1370538

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 Garfield Street, Denver, Colorado 80206

(Address of principal executive offices, Zip Code)

(303) 361-6000

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (C) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 27, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 27, 2004, Startek, Inc. issued a press release reporting on its financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     This press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.
Date: March 1, 2004	By:	/s/ Eugene L. McKenzie, Jr.
Eugene L. McKenzie, Jr.
Executive Vice President, Chief Financial Officer, Secretary, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 27, 2004